UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2003

American Woodmark Corporation®
(Exact name of registrant as specified in its charter)

Virginia	0-14798	54-1138147
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

3102 Shawnee Drive, Winchester, Virginia	22601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 665-9100

American Woodmark Corporation

ITEM 5.    OTHER EVENTS

Attached hereto as Exhibit 99.1 is a press release issued by American Woodmark Corporation, a Virginia corporation, on January 30, 2003.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(C)        Exhibits.

              99.1    The Registrant’s Press Release dated January 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMERICAN WOODMARK CORPORATION
(Registrant)

/s/ Dennis M. Nolan, Jr.	/s/ Kent B. Guichard

Dennis M. Nolan, Jr. Corporate Controller	Kent B. Guichard Senior Vice President, Finance and Chief Financial Officer

Date: January 30, 2003	Date: January 30, 2003

Signing on behalf of the registrant and as principal accounting officer	Signing on behalf of the registrant and as principal financial officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1	The Registrant’s Press Release dated January 30, 2003